Exhibit 99.2 First Quarter 2021 Earnings Results Presentation April 14, 2021

Results Snapshot Net Revenues Net Earnings EPS 1Q21 $17.70 billion 1Q21 $6.84 billion 1Q21 $18.60 1 1 Annualized ROE Annualized ROTE Book Value BVPS $250.81 1Q21 31.0% 1Q21 32.9% YTD Growth 6.2% Highlights Record quarterly net revenues and diluted EPS Record Asset Management net revenues Highest quarterly ROE since 2009 2 Record Investment Banking net revenues and record backlog Record Consumer & Wealth Management net revenues 3 #1 in M&A and Equity and equity-related offerings 2,4 Highest Global Markets net revenues since 2010 Record Firmwide AUS 1

# Macro Perspectives

Goldman Sachs

## Macro Factors

- Continued Monetary & Fiscal Stimulus
- COVID-19 Vaccine Rollout
- Increasing Confidence in Economic Recovery

## Economic Fundamentals

| Economic Growth Expected in 2021 and 2022 | | |
|---|---|---|
| GDP Growth: 2021 \| 2022 | U.S. +7.2% \| +4.9% | Global +6.7% \| +4.7% |
| **Improving Fundamentals** | | |
| Declining U.S. Unemployment | Increasing Consumer Spending | Rising CEO Confidence |

**Continued Rise in Equity Markets**

S&P 500: +6% in 1Q21
MSCI World: +4% in 1Q21

**Tighter Credit Spreads in U.S. and Europe**

U.S. HY Z-Spread: -55bps QoQ
EUR HY Z-Spread: -30bps QoQ

**Rise in Government Bond Yields on Recovery Optimism**

10-Yr UST: +85bps QoQ
10-Yr U.K. Gilt: +65bps QoQ

**Elevated Trading Volumes, with Moderating Volatility**

NYSE Volumes: +30% YoY
Avg. VIX: -9% QoQ | -25% YoY

2021 and 2022 estimated real gross domestic product (GDP) growth per Goldman Sachs Research

2

# Financial Overview

Goldman Sachs

## Financial Results

| $ in millions, except per share amounts | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|
| Investment Banking | $ 3,771 | 44% | 73% |
| Global Markets | 7,581 | 78% | 47% |
| Asset Management | 4,614 | 44% | N.M. |
| Consumer & Wealth Management | 1,738 | 5% | 16% |
| **Net revenues** | **$ 17,704** | **51%** | **102%** |
| Provision for credit losses | (70) | N.M. | N.M. |
| Operating expenses | 9,437 | 60% | 46% |
| **Pre-tax earnings** | **8,337** | **50%** | **518%** |
| Net earnings | 6,836 | 52% | 464% |
| **Net earnings to common** | **$ 6,711** | **54%** | **498%** |
| **Diluted EPS** | **$ 18.60** | **54%** | **498%** |
| **ROE**[1] | **31.0%** | 9.9pp | 25.3pp |
| **ROTE**[1] | **32.9%** | 10.4pp | 26.9pp |
| **Efficiency Ratio**[2] | **53.3%** | 3.0pp | -20.6pp |

## Financial Overview Highlights

- 1Q21 results included record EPS of $18.60 and ROE of 31.0%
  - 1Q21 net revenues were significantly higher YoY, reflecting higher net revenues across all segments
  - 1Q21 provision for credit losses was a net benefit of $70 million, including:
    - Reserve reductions reflecting continued improvement in the broader economic environment following challenging conditions that began in the first quarter of 2020 as a result of the COVID-19 pandemic
    - Partially offset by portfolio growth, including provisions related to the pending acquisition of the General Motors co-branded credit card portfolio
  - 1Q21 operating expenses were significantly higher YoY across all segments, primarily driven by compensation and benefits expenses (reflecting strong performance)

## Net Revenues by Segment ($ in millions)



$8,743
$1,492
$5,163
$2,184
$(96)
1Q20
$11,741
$1,652
$3,211
$4,265
$2,613
4Q20
$17,704
$1,738
$4,614
$7,581
$3,771
1Q21
Investment Banking
Global Markets
Asset Management
Consumer & Wealth Management

3

# Investment Banking

## Financial Results

| $ in millions | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|
| Financial advisory | $ 1,117 | 2% | 43% |
| Equity underwriting | 1,569 | 41% | 315% |
| Debt underwriting | 880 | 67% | 51% |
| Underwriting | 2,449 | 49% | 155% |
| Corporate lending | 205 | N.M. | -54% |
| Net revenues | 3,771 | 44% | 73% |
| Provision for credit losses | (163) | N.M. | N.M. |
| Operating expenses | 1,863 | 56% | 59% |
| Pre-tax earnings | $ 2,071 | 47% | 427% |
| Net earnings | $ 1,698 | 58% | 380% |
| Net earnings to common | $ 1,679 | 58% | 390% |
| Average common equity | $ 10,564 | -8% | -7% |
| Return on average common equity | 63.6% | 26.6pp | 51.5pp |

## Investment Banking Highlights

- 1Q21 net revenues were significantly higher YoY
  - Financial advisory net revenues reflected a significant increase in completed mergers and acquisitions transactions
  - Underwriting: Equity underwriting net revenues were primarily driven by strong initial public offerings activity; Debt underwriting net revenues primarily reflected higher net revenues from leveraged finance and asset-backed activity
  - Corporate lending net revenues reflected significantly lower net revenues from relationship lending activities as the prior year period included net gains from the impact of widening credit spreads on hedges
- 1Q21 provision for credit losses included a net benefit from reserve reductions reflecting continued improvement in the broader economic environment
- Overall backlog[2] was a record at the end of 1Q21 and increased QoQ in advisory and debt underwriting

## Investment Banking Net Revenues ($ in millions)



$2,184
$442
$583
$378
$781
$2,613
$526
$1,115
$1,091
$(119)
$3,771
$205
$880
$1,569
$1,117
1Q20
4Q20
1Q21
Financial advisory
Equity underwriting
Debt underwriting
Corporate lending

4

Global Markets Financial Results Global Markets Highlights vs. vs. n 1Q21 net revenues were significantly higher YoY $ in millions 1Q21 4Q20 1Q20 — FICC net revenues reflected significantly higher intermediation net revenues, while financing net revenues were essentially unchanged FICC $ 3,893 107% 31% — Equities net revenues reflected significantly higher intermediation and financing net 3,688 55% 68% Equities revenues Net revenues 7,581 78% 47% Provision for credit losses (20) N.M. N.M. 4,185 87% 47% Operating expenses Pre-tax earnings $ 3,416 72% 52% Global Markets Net Revenues ($ in millions) Net earnings $ 2,801 58% 38% $7,581 $ 2,730 62% 39% Net earnings to common Average common equity $ 41,044 -1% 3% $3,688 $5,163 $4,265 Return on average common equity 26.6% 10.3pp 6.9pp $2,194 $2,387 $3,893 $2,969 $1,878 1Q20 4Q20 1Q21 5 FICC Equities

# Global Markets – FICC & Equities

Goldman Sachs

## FICC Net Revenues

| $ in millions | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|
| FICC intermediation | $ 3,451 | 130% | 36% |
| FICC financing | 442 | 16% | 2% |
| FICC | $ 3,893 | 107% | 31% |

## FICC Highlights

- 1Q21 net revenues were significantly higher YoY
  - — FICC intermediation net revenues reflected significantly higher net revenues in mortgages and interest rate products and, to a lesser extent, commodities and credit products, partially offset by significantly lower net revenues in currencies
  - — FICC financing net revenues were essentially unchanged
- 1Q21 operating environment was characterized by improved market-making conditions and higher client activity compared to 4Q20, as volatility moderated from elevated levels, interest rates increased and credit spreads generally tightened

## Equities Net Revenues

| $ in millions | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|
| Equities intermediation | $ 2,586 | 44% | 69% |
| Equities financing | 1,102 | 86% | 65% |
| Equities | $ 3,688 | 55% | 68% |

## Equities Highlights

- 1Q21 net revenues were significantly higher YoY
  - — Equities intermediation net revenues reflected significantly higher net revenues in both derivatives and cash products
  - — Equities financing net revenues reflected improved market conditions and increased activity (including higher average customer balances in the Prime business)
- Record average Prime balances in 1Q21
- 1Q21 operating environment was characterized by higher client activity and improved market-making conditions compared to 4Q20, as volatility moderated from elevated levels and global equity prices were generally higher

6

# Asset Management

## Financial Results

| $ in millions | | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|---|
| Management and other fees | $ | 693 | -5% | 8% |
| Incentive fees | | 42 | -41% | -73% |
| Equity investments | | 3,120 | 76% | N.M. |
| Lending and debt investments | | 759 | 19% | N.M. |
| Net revenues | | 4,614 | 44% | N.M. |
| Provision for credit losses | | 53 | 141% | -33% |
| Operating expenses | | 1,890 | 51% | 58% |
| Pre-tax earnings | $ | 2,671 | 38% | N.M. |
| Net earnings | $ | 2,190 | 47% | N.M. |
| Net earnings to common | $ | 2,165 | 48% | N.M. |
| Average common equity | $ | 24,604 | 17% | 16% |
| Return on average common equity | | 35.2% | 7.2pp | 58.8pp |

## Asset Management Highlights

- 1Q21 net revenues were significantly higher YoY, primarily reflecting significant net gains from investments, compared with net losses in the prior year period due to a challenging operating environment
  - Management and other fees reflected the impact of higher average AUS, partially offset by fee waivers on money market funds
  - Equity investments net revenues included significant net gains in 1Q21:
    - Private: 1Q21 ~$2,780 million, compared to 1Q20 ~$460 million
    - Public: 1Q21 ~$340 million, compared to 1Q20 ~$(485) million
  - Lending and debt investments net revenues included net gains, reflecting tighter corporate credit spreads during the quarter

## Asset Management Net Revenues ($ in millions)



$(96)
$154
$640
$(868)
$(22)
$3,211
$637
$1,770
$71
$733
$4,614
$759
$3,120
$42
$693
1Q20
4Q20
1Q21
Management and other fees
Incentive fees
Equity investments
Lending and debt investments

7

Asset Management – Asset Mix 4 4 Equity Investments of $20 billion Lending and Debt Investments of $31 billion $17 Billion Private, $3 Billion Public 5% 11% 8% By Vintage By Region 8% 33% 31% 48% 2018-present Americas 8% By Industry Loan Portfolio $16 billion 38% 31% Loans 2015-2017 Asia 31% 21% $15 billion 18% 2014 or earlier EMEA Debt Investments 20% 89% Real Estate: Mixed Use 6%, Office 3%, Multifamily 3%, Other 6% 5 4 Consolidated Investment Entities of $19 billion 5 Funded with liabilities of ~$10 billion 4% 4% 5% 6% By Vintage By Region By Accounting By Region 7% 7% 26% Classification 34% 68% 63% 11% 47% 8% 9% 2018-present Americas Loans at FV Americas By Industry By Asset Class 30% 15% 42% 21% 2015-2017 Asia Loans at amortized cost Asia 13% 10% 47% 32% 2% 22% 2014 or earlier EMEA Debt investments at FV EMEA 25% 15% 14% 13% 8

# Consumer & Wealth Management

Goldman Sachs

## Financial Results

| $ in millions | 1Q21 | vs. 4Q20 | vs. 1Q20 |
|---|---|---|---|
| Management and other fees | $ 1,077 | 4% | 12% |
| Incentive fees | 26 | -7% | -62% |
| Private banking and lending | 264 | 9% | 45% |
| Wealth management | 1,367 | 5% | 13% |
| Consumer banking | 371 | 7% | 32% |
| Net revenues | 1,738 | 5% | 16% |
| Provision for credit losses | 60 | -73% | -64% |
| Operating expenses | 1,499 | 23% | 20% |
| Pre-tax earnings | $ 179 | -15% | 124% |
| Net earnings | $ 147 | -11% | 104% |
| Net earnings to common | $ 137 | -11% | 108% |
| Average common equity | $ 10,244 | 15% | 46% |
| Return on average common equity | 5.3% | -1.6pp | 1.5pp |

## Consumer & Wealth Management Highlights

- 1Q21 net revenues were higher YoY
  - Wealth management net revenues were higher
    - Management and other fees reflected the impact of higher average AUS
    - Private banking and lending net revenues primarily reflected higher net interest income from lending
  - Consumer banking net revenues were higher, reflecting higher credit card loan and deposit balances
- 1Q21 provision for credit losses included provisions related to the pending acquisition of the General Motors co-branded credit card portfolio, partially offset by a benefit from reserve reductions reflecting continued improvement in the broader economic environment

## Consumer & Wealth Management Net Revenues ($ in millions)



$1,492
$282
$182
$69
$959
$1,652
$347
$242
$28
$1,035
$1,738
$371
$264
$26
$1,077
1Q20
4Q20
1Q21
Management and other fees
Incentive fees
Private banking and lending
Consumer banking

9

Asset Management and Consumer & Wealth Management Details 2,4 2,4 Firmwide Assets Under Supervision Assets Under Supervision Highlights vs. vs. $ in billions 1Q21 4Q20 1Q20 4Q20 1Q20 n Firmwide AUS increased $59 billion during the quarter to a record $2.20 trillion, as Asset Management AUS increased $37 billion and Consumer & Wealth Management AUS increased Asset Management $ 1,567 $ 1,530 $ 1,309 2% 20% $22 billion Consumer & Wealth Management 637 615 509 4% 25% — Long-term net inflows of $37 billion, primarily driven by fixed income and equity assets Firmwide AUS $ 2,204 $ 2,145 $ 1,818 3% 21% — Liquidity products net inflows of $23 billion — Net market depreciation of $1 billion, as net market depreciation in fixed income assets was largely offset by net market appreciation in equity assets Firmwide Management and Other Fees/Incentive Fees 2,4 1Q21 AUS Mix vs. vs. $ in millions 1Q21 4Q20 1Q20 9% Asset Management $ 693 -5% 8% 29% 36% 23% Consumer & Wealth Management 1,077 4% 12% 40% Asset Distribution Class Channel Total Management and Other Fees $ 1,770 -% 11% 28% 35% Asset Management $ 42 -41% -73% Consumer & Wealth Management 26 -7% -62% 8% 12% Total Incentive Fees $ 68 -31% -70% 14% Region Vehicle 55% 33% 78% 10

# Net Interest Income and Loans

## Net Interest Income by Segment ($ in millions)



$1,313
$1,410
$1,482
$493
$171
$511
$138
$618
$94
$629
$69
$638
$183
$561
$100
1Q20
4Q20
1Q21
Investment Banking
Global Markets
Asset Management
Consumer & Wealth Management

## Loans[4]

| $ in billions | 1Q21 | 4Q20 | 1Q20 |
|---|---|---|---|
| Corporate | $ 48 | $ 49 | $ 68 |
| Wealth management | 36 | 33 | 29 |
| Commercial real estate | 21 | 20 | 17 |
| Residential real estate | 9 | 6 | 4 |
| Installment | 3 | 4 | 5 |
| Credit cards | 4 | 4 | 2 |
| Other | 4 | 4 | 6 |
| Allowance for loan losses | (4) | (4) | (3) |
| **Total Loans** | $ 121 | $ 116 | $ 128 |

## Metrics

**3.3%**
ALLL to Total Gross Loans, at Amortized Cost

**2.4%**
ALLL to Gross Wholesale Loans, at Amortized Cost

**14.1%**
ALLL to Gross Consumer Loans, at Amortized Cost

## Net Interest Income Highlights

- 1Q21 net interest income increased $169 million YoY
- The YoY increase in net interest income reflected an increase in interest-earning assets and continued shift to lower cost deposit funding

## Lending Highlights

- Total loans increased $5 billion, up 4% QoQ, primarily reflecting growth in residential real estate (primarily in warehouse lending) and wealth management loans
- Total allowance was $4.24 billion (including $3.52 billion for funded loans), down ~$0.20 billion QoQ
  - — $2.95 billion for wholesale loans, $1.29 billion for consumer loans
- Provision for credit losses was a net benefit of $70 million in 1Q21, compared with net provisions of $937 million in 1Q20
- 1Q21 net charge-offs of $78 million for an annualized net charge-off rate of 0.3%, down 40bps QoQ
  - — Wholesale annualized net charge-off rate of 0.1%, down 40bps QoQ
  - — Consumer annualized net charge-off rate of 3.1%, down 20bps QoQ

11

Expenses Expense Highlights Financial Results n 1Q21 total operating expenses increased significantly YoY vs. vs. 1Q21 4Q20 1Q20 $ in millions — Compensation and benefits expenses up 87% (reflecting strong performance) — Non-compensation expenses up 5%, reflecting: Compensation and benefits $ 6,043 144% 87% o Significantly higher transaction based expenses (reflecting an increase in activity levels) Transaction based 1,256 16% 22% o Higher technology expenses o Lower net provisions for litigation and regulatory proceedings 80 -10% -48% Market development o Lower travel and entertainment expenses (included in market development expenses) and lower expenses related to consolidated investments (including 375 10% 17% Communications and technology impairments) n 1Q21 effective income tax rate was 18.0%, down from the full year rate of 24.2% for 2020, 498 -% 14% Depreciation and amortization primarily due to the impact of non-deductible litigation in 2020 and the impact of tax benefits on the settlement of employee share-based awards in the first quarter of 2021 Occupancy 247 -3% 4% 2 Efficiency Ratio Professional fees 360 3% 4% 73.9% Other expenses 578 -29% -17% 53.3% Total operating expenses $ 9,437 60% 46% Provision for taxes $ 1,501 45% N.M. Effective Tax Rate 18.0% 1Q20 1Q21 12

# Capital and Balance Sheet

Goldman Sachs

## Capital[2,4]

| $ in billions | 1Q21 | 4Q20 | 1Q20 |
|---|---|---|---|
| Common Equity Tier 1 (CET1) capital | $ 85.2 | $ 81.6 | $ 74.6 |
| Standardized RWAs | $ 595 | $ 554 | $ 594 |
| Standardized CET1 capital ratio | 14.3% | 14.7% | 12.5% |
| Advanced RWAs | $ 630 | $ 610 | $ 606 |
| Advanced CET1 capital ratio | 13.5% | 13.4% | 12.3% |
| Supplementary leverage ratio (SLR) | 6.5% | 7.0% | 5.9% |

## Selected Balance Sheet Data[4]

| $ in billions | 1Q21 | 4Q20 | 1Q20 |
|---|---|---|---|
| Total assets | $ 1,302 | $ 1,163 | $ 1,090 |
| Deposits | $ 286 | $ 260 | $ 220 |
| Unsecured long-term borrowings | $ 219 | $ 213 | $ 226 |
| Shareholders' equity | $ 98 | $ 96 | $ 92 |
| Average GCLA[2] | $ 299 | $ 298 | $ 243 |

## Capital and Balance Sheet Highlights

- Standardized CET1 ratio decreased QoQ reflecting higher credit and market RWAs driven by increased exposure
- Advanced CET1 ratio increased QoQ due to an increase in CET1 capital reflecting net earnings in excess of share repurchases and dividends, partially offset by higher RWAs
- SLR decreased QoQ reflecting higher average total assets
- Returned $3.15 billion of capital to common shareholders during the quarter
  - Repurchased 8.7 million shares for a total cost of $2.70 billion[2] in 1Q21
  - Paid $448 million of capital in common stock dividends
- The firm's balance sheet increased $139 billion QoQ, reflecting client demand
  - Maintained highly liquid balance sheet as GCLA[2] averaged $299 billion[4] in 1Q21
  - Deposits increased $26 billion QoQ; Consumer deposits surpassed $100 billion this quarter
  - Unsecured long-term borrowings increased $6 billion QoQ; 2021 benchmark issuances are expected to be modestly higher than maturities and redemptions
- BVPS increased 6.2% QoQ, driven by net earnings

## Book Value

| In millions, except per share amounts | 1Q21 | 4Q20 | 1Q20 |
|---|---|---|---|
| Basic shares[2] | 352.7 | 358.8 | 355.7 |
| Book value per common share | $ 250.81 | $ 236.15 | $ 228.21 |
| Tangible book value per common share[1] | $ 236.90 | $ 222.32 | $ 214.69 |

13

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity in these forward-looking statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2020. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends and repurchases), (vi) the firm’s future effective income tax rate, (vii) the firm’s investment banking transaction backlog, and (viii) the firm’s planned 2021 debt benchmark issuances are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding the firm’s ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the tax rates applicable to the firm, the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or may not be completed at all and related net revenues may not be realized or may be materially less than expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. Statements regarding the firm’s planned 2021 debt benchmark issuances are subject to the risk that actual issuances may differ, possibly materially, due to changes in market conditions, business opportunities or the firm’s funding needs. 14

# Footnotes

1. Annualized return on average common shareholders' equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders' equity. Annualized return on average tangible common shareholders' equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents a reconciliation of average and ending common shareholders' equity to average and ending tangible common shareholders' equity.

| *Unaudited, $ in millions* | AVERAGE FOR THE THREE MONTHS ENDED MARCH 31, 2021 | AS OF MARCH 31, 2021 | AS OF DECEMBER 31, 2020 | AS OF MARCH 31, 2020 |
|---|---|---|---|---|
| Total shareholders' equity | $ 96,159 | $ 97,664 | $ 95,932 | $ 92,379 |
| Preferred stock | (9,703) | (9,203) | (11,203) | (11,203) |
| Common shareholders' equity | 86,456 | 88,461 | 84,729 | 81,176 |
| Goodwill | (4,332) | (4,332) | (4,332) | (4,196) |
| Identifiable intangible assets | (608) | (575) | (630) | (614) |
| Tangible common shareholders' equity | $ 81,516 | $ 83,554 | $ 79,767 | $ 76,366 |

2. For information about the following items, see the referenced sections in Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Annual Report on Form 10-K for the year ended December 31, 2020: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) assets under supervision – see "Results of Operations – Assets Under Supervision" (iii) efficiency ratio – see "Results of Operations – Operating Expenses" (iv) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (v) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vi) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about risk-based capital ratios and the supplementary leverage ratio, see Note 20 "Regulation and Capital Adequacy" in Part II, Item 8 "Financial Statements and Supplementary Data" in the firm's Annual Report on Form 10-K for the year ended December 31, 2020.

3. Dealogic – January 1, 2021 through March 31, 2021.

4. Represents a preliminary estimate for the first quarter of 2021 and may be revised in the firm's Quarterly Report on Form 10-Q for the period ended March 31, 2021.

5. Includes consolidated investment entities, substantially all of which are engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation. Substantially all liabilities are nonrecourse, thereby reducing the firm's equity at risk. Amounts by vintage, region and asset class are net of financings.

15